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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)  December 2, 2003
                                                           ---------------------

                    GMAC Commercial Mortgage Securities, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       333-107510                                     23-2811925
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(Commission File Number)                   (I.R.S. Employer Identification No.)

200 Witmer Road, Horsham, Pennsylvania                            19044
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  (Address of Principal Executive Offices)                      (Zip Code)

                                 (215) 328-3164
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


================================================================================



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ITEM 5.           OTHER EVENTS

                  In December 2003, the Registrant will cause the issuance and sale of approximately $984,281,000 initial principal amount of various classes of Mortgage Pass-Through Certificates, Series 2003-C3 (the "Certificates") pursuant to a Pooling and Servicing Agreement, among the Registrant, GMAC Commercial Mortgage Corporation, as master servicer, Lennar Partners, Inc., as special servicer, LaSalle Bank National Association, as trustee and serviced companion loan paying agent and ABN AMRO Bank N.V., as fiscal agent. In connection with the sale of certain classes of the Certificates to the public (the "Publicly Offered Certificates"), the Registrant has been advised by Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain descriptive information regarding the mortgage loans (the "Mortgage Loans") underlying the Certificates that set forth the number of Mortgage Loans, the principal balance of the Mortgage Loans, information regarding the mortgage rates thereon and miscellaneous similar items (the "Collateral Term Sheet"), following the effective date of Registration Statement No. 333-107510 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. The Collateral Term Sheet is being filed as an exhibit to this report.

                  The Collateral Term Sheet attached hereto has been provided by the Underwriters. The information in the Collateral Term Sheet is preliminary and may be superseded by the Prospectus Supplement relating to the Publicly Offered Certificates and by any other information subsequently filed with the Securities and Exchange Commission.



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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

                  (a)      Financial Statements of Business Acquired

                  Not applicable

                  (b)      Pro Forma Financial Information

                  Not applicable

                  (c)      Exhibits.

                           99.1 Collateral Term Sheet prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                                    (Registrant)




Dated:  December 3, 2003            By:     /s/ David Lazarus
                                       ------------------------------
                                    Name:   David Lazarus
                                    Title:  Vice President



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                                INDEX TO EXHIBITS




Exhibit
No.                  Document Description
---                  --------------------

99.1 Collateral Term Sheet prepared by the Underwriters in connection with the sale of the Publicly
                     Offered Certificates of the Registrant.





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